SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report:                 October 20, 2003
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                       (Date of earliest event reported)

                            Lehman ABS Corporation
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              (Exact Name of Registrant as Specified in Charter)

        Delaware                      001-31638               13-3447441
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(State of Incorporation)             (Commission            (I.R.S. Employer
                                     File Number)          Identification No.)

745 Seventh Avenue
New York, New York                                                 10019
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(Address of Principal Executive Offices)                        (Zip Code)

       Registrant's Telephone Number, including area code (212) 526-7000
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ITEM 5.    Other Events
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     Sears Roebuck Acceptance Corp., the issuer of the underlying securities held as the sole asset of the Corporate Backed Trust Certificates, Sears Roebuck Acceptance Note-Backed Series 2003-5 Trust (the "Trust"), has launched a tender offer for such underlying securities. As a result of such tender offer, the holders of the Call Warrants for the Class A-1 Certificates (the "Call Warrants") have delivered a call notice, pursuant to the terms of the trust agreement and warrant agent agreement in respect of the Trust. Accordingly, U.S. Bank Trust National Association, the trustee in respect of the Trust, has tendered all of the underlying securities. The call price payable to the holders of the Class A-1 Certificates in accordance with the terms of the trust agreement will equal 100% of the outstanding certificate principal balance of the Class A-1 Certificates being purchased pursuant to the exercise of the Call Warrants, plus any accrued and unpaid interest on such amount to but excluding the call date. The date on which the call price will be paid will be determined pursuant to the tender offer and may be as early as October 31, 2003.

     For more information relating to the tender offer of the underlying securities, investors are urged to review the Form 8-K filed on October 21, 2003 by Sears Roebuck Acceptance Corp. The filings of Sears Roebuck Acceptance Corp. may be inspected and copied at the public reference facilities maintained by the Securities and Exchange Commission (the "Commission") at 450 Fifth Street, N.W., Washington, D.C. 20549. The Commission also maintains a site on the World Wide Web at "http://www.sec.gov" at which users can view and download copies of reports, proxy and information statements and other information filed electronically through the Electronic Data Gathering, Analysis and Retrieval system or "EDGAR." Neither the Lehman ABS Corporation (the "Depositor") nor U.S. Bank Trust National Association (the "Trustee") has participated in the preparation of such reporting documents, or made any due diligence investigation with respect to the information provided therein. Neither the Depositor nor the Trustee has verified the accuracy or completeness of such documents or reports. There can be no assurance that events affecting Sears Roebuck Acceptance Corp. or the underlying securities have not occurred or have not yet been publicly disclosed which would affect the accuracy or completeness of the publicly available documents described above.

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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            LEHMAN ABS CORPORATION

                                            By:     /s/ Paul Mitrokostas
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                                            Name:   Paul Mitrokostas
                                            Title:  Senior Vice President

October 29, 2003